ACQUISITION	12 Months Ended
Dec. 31, 2022
ACQUISITION
ACQUISITION

19. ACQUISITION

Acquisition completed in 2020:

(1)NewSchool

On March 6, 2020, Ambow NSAD Inc. acquired 100% of the outstanding membership interests of NewSchool, a higher education institution based in San Diego, California offering Bachelor and Master of Architecture programs in Architecture, Construction Management, Product Design, Graphic Design & Interactive Media, and Interior Architecture and Design.

Management of the Group is responsible for determining the fair value of consideration transferred, assets acquired, liabilities assumed and intangible assets identified as of the acquisition date and considered a number of factors including valuations from an independent appraiser.

The purchase price of RMB 7,510 (US$ 1,083) was cash consideration and payable to the seller on or before December 31, 2021.

The assets acquired from NewSchool include a subsidy provided by the seller for four years after the acquisition for the loss of certain online business of NewSchool after the change of ownership. The fair value of subsidy receivable was discounted by future subsidy payments during the four-year period. The purchase price is less than the fair value of the net assets acquired from NewSchool. As a result, the Group recorded a gain on bargain purchase in connection with this transaction. On October 4, 2021, the Group reached an agreement with the seller to settle the subsidy receivable from the seller, current and non-current, with the consideration payable due to the seller. As of December 31, 2021, the net subsidy receivable has been fully collected.

The Group used the following valuation methodologies to value assets acquired, liabilities assumed and intangible assets identified:

(a)	Property and equipment were valued using the cost approach;
(b)	Tradename was valued using the relief from royalty method, which represents the benefits of owning the intangible asset rather than paying royalties for its use;
(c)	Accreditation was valued using the multi-period excess earning method approach;
(d)	All other current assets and current liabilities carrying value approximated fair value at the time of acquisition.

Acquisition-related costs incurred for the acquisitions have been expensed as incurred in general and administrative expense.

The purchase price was allocated based on the fair values of the acquired assets and liabilities as of the acquisition date as follows:

		Amortization
		Period (in
	RMB	years)

Cash and cash equivalents	23,755
Restricted cash	13,867
Accounts receivable	2,370
Prepaid and other current assets	7,310
Property and equipment	1,468
Intangible assets:
Software	1,879
Tradename	3,190	Indefinite
Accreditation	693	10
Operating lease right-of-use asset	83,680
Other non-current assets	11,919
Total assets	150,131
Accounts payable	(44)
Accrued and other liabilities	(4,275)
Income tax payable, current	(4,887)
Deferred tax liabilities	(9,419)
Operating lease liability	(83,723)
Total liabilities	(102,348)
Gain on bargain purchase	(40,273)
Total purchase price	7,510

For the purposes of presenting operating segments, NewSchool is classified in the CP&CE Programs.